EXHIBIT 10.23
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                                                                  EXECUTION COPY


                             WILMAR INDUSTRIES, INC.
                              2000 STOCK AWARD PLAN

                       AS AMENDED AND RESTATED JULY, 2000


1.       PURPOSE.

         The purpose of the Wilmar Industries, Inc. 2000 Stock Award Plan (the "Plan") is to align the interests of officers, other employees, directors and consultants of Wilmar Industries, Inc., a New Jersey corporation (the "Company") and its Affiliates (as defined below), with those of the stockholders of the Company; to attract, motivate and retain the best available executive personnel and key employees by permitting them to acquire an, or increase their, equity interest in the Company; to reinforce corporate, organizational and business-development goals; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements. To accomplish such purposes, the Plan provides that the Company may grant Non-Qualified Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock Awards.

2.       DEFINITIONS.

         The following terms, as used herein, shall have the following meanings:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         (b) "Award" shall mean any Incentive Stock Option, Non-Qualified Option, Stock Appreciation Right, or Restricted Stock Award made or granted from time to time hereunder.

         (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

         (d)      "Board" shall mean the Board of Directors of the Company.

         (e) "Cause" shall mean the Company or any Affiliate having "cause" to terminate a Participant's employment or service, as defined in any employment, consulting or any other agreement between the Participant and the Company, or in the absence of such an agreement, upon (i) the determination by the Committee that the Participant has ceased to perform


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                  his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or (iv) the failure of the Participant to follow reasonable and appropriate instruction of the Board or his direct superiors.

         (f) "Change in Control" shall mean (A) the sale or disposition of all or substantially all of the Company's assets (or any transaction having a similar effect) or (B) the acquisition by any person, entity, which is not an affiliate of the Company, a shareholder as of the Effective Date or an affiliate of such a shareholder, of 50% or more of the fully diluted equity securities of the Company whether by purchase, merger, consolidation, recapitalization or otherwise.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" shall mean the Compensation Committee or other committee of the Board, the composition of which shall, at all times following an Initial Offering, satisfy the provisions of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. If at any time such a committee has not been so designated, the Board shall constitute the Committee. The mere fact that a Committee member shall fail to qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

         (i) "Common Stock" shall mean shares of the Common Stock, no par value, of the Company.

         (j)      "Effective Date" shall mean May 16, 2000.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" per Share of Common Stock as of a particular date shall mean (i) the average of the high and low sale price per Share of Common Stock (A) on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange or (B) if the Common Stock is not then traded on a national securities exchange, on an over the counter market for the last preceding date on which a sale of the Common Stock was reported on such market,
                  (ii) if the Shares of


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                  Common Stock are not then traded on a national securities
                  exchange and the Common Stock is not then quoted on an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         (m) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

         (n) "Initial Offering" shall mean an initial public offering by the Company of Shares of Common Stock registered under the Securities Act of 1933, as amended.

         (o) "Non-Qualified Option" shall mean an Option granted pursuant to the Plan that is not intended to be an Incentive Stock Option.

         (p) "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase Shares of Common Stock.

         (q) "Option Agreement" shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Option.

         (r) "Participant" shall mean any director, officer or other employee of, or consultant to, the Company or its Affiliates eligible for an Award under Section 4 and selected by the Committee to receive an Award under the Plan.

         (s)      "Plan" shall have the meaning set forth in Section 1 hereof.

         (t) "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

         (u)      "Restricted Stock Award" shall have the meaning set forth in
                  Section 8 of the Plan.

         (v)      "Share" shall mean a Share of the Company's Common Stock.

         (w) "Stock Appreciation Right" shall mean a right granted pursuant to Section 7.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Committee, which shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to


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determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares of Common Stock to which an Award may relate and the terms and conditions of any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, surrendered, accelerated or repriced; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan.

         (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

4.        ELIGIBILITY.

                  Awards may be granted to directors, officers, other key employees and consultants of the Company in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Notwithstanding the foregoing, Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries.

5.        STOCK SUBJECT TO THE PLAN; LIMITATION ON GRANTS.

                  The maximum number of Shares of Common Stock authorized and reserved for issuance pursuant to the Plan shall be 175,000. All such Shares of Common Stock shall be subject to equitable adjustment as provided herein. Such Shares may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

                  During any one-year period during the term of this Plan, no Participant shall be granted Options relating to Shares of Common Stock which in the aggregate exceed 75,000 Shares of Common Stock authorized for issuance pursuant to the Plan, as adjusted pursuant to the terms hereof.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or Share exchange, or other similar corporate transaction or event, affects the


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Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares of Common Stock which may thereafter be issued in connection with Awards (ii) the number and kind of Shares of Common Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; PROVIDED, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.        STOCK OPTION PROGRAM.

                  (a) Each Option granted pursuant to this Section 6 shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, as applicable. Each Option shall be clearly identified in the applicable Option Agreement as either an Incentive Stock Option or a Non-Qualified Option.

                  (b) NUMBER OF SHARES. Each Option Agreement shall state the number of Shares of Common Stock to which the Option relates.

                  (c) OPTION PRICE. Each Option Agreement shall state the Option price, which shall be determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that with respect to Incentive Stock Options, the Option price shall not be less than 100% of the Fair Market Value of the Shares of Common Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 5 hereof.

                  (d) METHOD AND TIME OF PAYMENT. The purchase price of any Option shall be paid to the Company (i) in cash, (ii) in Shares of Common Stock already owned by the Participant having a total Fair Market Value (as determined by the Committee) less than or equal to the purchase price, (iii) if authorized by the Committee at the time of grant, by the withholding of that portion of the Shares of Common Stock for which such Option is then being exercised having a total Fair Market Value less than or equal to the purchase price, (iv) following an Initial Offering, if authorized by the Committee at the time of grant, by a "cashless exercise" procedure approved by the Committee, or (v) by a combination of the foregoing methods.

                  (e) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide that each Option shall become exercisable over a period determined by the Committee in its discretion, PROVIDED, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(g) below. An Option may be exercised, as to any or all full Shares of Common Stock as to which the Option has become exercisable, by


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written notice delivered in person or by mail to the Secretary of the Company, specifying the number of Shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Option price. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives both the notification and the payment.

                  (f)      Limitations on Incentive Stock Options.

                           1. To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                           2. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary unless (i) the exercise price per Share of such Incentive Stock Option is at least 110% of the Fair Market Value of a Share of Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                  (g) TERMINATION. The Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination of an employee Participant's employment by the Company or the termination of a consultant or director Participant's service with the Company, which shall be as the Committee may, in its sole discretion, determine at the time the Option is granted or thereafter.

7.       STOCK APPRECIATION RIGHTS.

                  (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with an exercise price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as performance-based compensation under Section 162(m) of the Code. Stock Appreciation Rights may be granted in tandem with another Award, in addition to


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another Award, or freestanding and unrelated to another Award. Stock
Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.

                  (b) EXERCISE AND PAYMENT. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares of Common Stock or a combination of cash and Shares of Common Stock.

                  (c) OTHER TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

8.       RESTRICTED STOCK.

                  (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock (a "Restricted Stock Award") shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock Award may be forfeited to the Company, and the other terms and conditions of such Awards.

                  (b) TRANSFER RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except, as provided in the Plan or the applicable Award Agreements. Unless otherwise provided by an Award Agreement, certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

                  (c) DIVIDENDS. Unless otherwise provided by an Award Agreement, dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock as determined by the Committee in its sole discretion.

9.       GENERAL PROVISIONS.


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                  (a)     COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the
granting and exercising of Options, and the granting of other Awards and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Option as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

                  (b) NONTRANSFERABILITY. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution, as determined by the Committee.

                  (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted or any Award Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Affiliate or to continue to serve as a director or consultant of the Company or any Affiliate or to interfere with or restrict in any way the right of the Company or any Affiliate to terminate such employee Participant's employment or service.

                  (d) WITHHOLDING TAXES. (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

                           (ii)     Without limiting the generality of clause
(i) unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the Shares of Common Stock otherwise issuable to such Participant one or more of such Shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation; PROVIDED, HOWEVER, that the number of Shares so withheld shall not have an aggregate Fair Market Value in excess of the minimum federal and state withholding obligation with respect to such Participant; or (iii) delivering to the Company previously acquired Shares of Common Stock (none of which Shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or


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encumbrance of any nature other than those specified in the applicable shareholder agreement entered into by the Participant) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

                  (e) AMENDMENT AND TERMINATION OF THE PLAN. The Committee may at any time and from time to time alter, amend, modify or suspend the Plan; PROVIDED, that no amendment which requires stockholder approval under applicable law in order for the Plan to continue to comply with Section 162(m) or 422 of the Code or in order for the Plan to continue to comply with the rules and regulations of any exchange or other trading market on which the Shares of Common Stock are traded shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company; and PROVIDED, FURTHER, that no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The Board may at any time terminate the Plan; PROVIDED, that, following such Plan termination, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination. The power to grant Awards under the Plan shall automatically terminate at the end of the 2009 fiscal year.

                  (f) PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any Shares of stock covered by any Option until the date of the issuance of a Common Stock certificate to him for such Shares.

                  (g) UNFUNDED STATUS OF THE PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                  (h) NO FRACTIONAL SHARES. No fractional Shares of Common Stock shall be issued or delivered pursuant to any Award granted under the Plan. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (i) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

                  (j) BENEFICIARY. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated


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beneficiary survives the Participant, the executor
or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

                  (k) INTERPRETATION. The Plan is designed and intended to comply with Section 162(m) of the Code upon an Initial Offering, and all provisions hereof shall be construed in a manner to so comply.